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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): October 17, 2000


                                INTELISPAN, INC.
             (Exact Name of Registrant as Specified in its Charter)


          WASHINGTON                    000-30359               91-1738902
       (State or Other          (Commission File Number)   (IRS Employer ID No.)
Jurisdiction of Incorporation)

          1720 Windward Concourse, Suite 100, Alpharetta, Georgia 30005
               (Address of Principal Executive Office) (Zip Code)

       Registrant's telephone number, including area code: (678) 256-0300
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                                INTELISPAN, INC.

                                    FORM 8-K

                                 CURRENT REPORT


ITEM 4.           CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a)(1) Effective October 16, 2000, Intelispan, Inc. (the "Company") dismissed KPMG LLP ("KPMG"). The decision to change accountants was approved by the Company's Board of Directors.

         The audit report of KPMG on the Company's consolidated balance sheet as of December 31, 1999 and the related consolidated statements of operations, shareholders' equity and cash flows for the year then ended, did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles. The audit report of KPMG on the Company's consolidated balance sheet as of December 31, 1998 and the related consolidated statements of operations, shareholders' equity and cash flows for the year then ended was modified and contained an explanatory paragraph regarding the Company's ability to continue as a going concern.

         During the two most recent fiscal years and the interim periods subsequent to December 31, 1999 through October 16, 2000, there were no disagreements between the Company and KPMG as to any matter of accounting principles or practices, financial statement disclosure, or audit scope or procedure, which such disagreements, if not resolved to the satisfaction of KPMG, would have caused it to make a reference to the subject matter of the disagreement in connection with its reports on the financial statements for such periods within the meaning of Item 304(a)(1)(iv) of Regulation S-K. During the two most recent fiscal years and the interim periods subsequent to December 31, 1999 through October 16, 2000 there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K). A letter from KPMG is included as an exhibit to this Report on Form 8-K.

(a)(2) The Company as of October 16, 2000 has engaged Arthur Andersen LLP as independent accountants for the Company. The Company's Board of Directors approved the engagement of Arthur Andersen LLP. The Company has not consulted Arthur Andersen LLP prior to its engagement regarding the application of accounting principles to a specified transaction, either completed or proposed, the type of audit opinion that might be rendered on the Company's financial statements or any matter that was either the subject of disagreement or a reportable event within the meaning of Item 304(a)(1) of Regulation S-K.




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ITEM 7(c)         EXHIBITS

                  16.1 Letter from KPMG LLP regarding change in certifying accountant.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 20, 2000                      INTELISPAN, INC.


                                             By: /s/ James D. Shook
                                                 -------------------------------
                                                 James D. Shook
                                                 Executive Vice President,
                                                 General Counsel, and Secretary




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